UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 7, 2014

Simon Worldwide, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-21878	04-3081657
(Commission File Number)	(IRS Employer Identification No.)

18952 MacArthur Boulevard, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 251-4660

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

First Amendment to Three Lions LLC Agreement

On May 7, 2014, Simon Worldwide, Inc. (“the Company”) entered into a First Amendment (the “First Amendment”) to the Limited Liability Company Agreement (the “LLC Agreement”) of Three Lions Entertainment, LLC (“Three Lions”), dated March 18, 2013, by and among the Company, Richard Beckman, Joel Katz and OA3, LLC, a California limited liability company (“OA3”). The Company’s entry into the LLC Agreement was previously reported in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 22, 2013, as amended by Amendment No. 1 thereto filed by the Company on July 15, 2013, Amendment No. 2 thereto filed by the Company on August 7, 2013, and Amendment No. 3 thereto filed by the Company on August 23, 2013. A copy of the First Amendment is attached hereto as Exhibit 2.1, and is incorporated by reference herein.

Pursuant to the First Amendment, the terms of Section 1.1 and Article 9 of the LLC Agreement were amended to permit each member of Three Lions, including the Company, to (i) pledge up to 100% of its membership interests, economic interests and/or units in Three Lions as security for Three Lions’ obligations under that certain Revolving Credit, Security, Guaranty and Pledge Agreement, dated as of May 7, 2014 (the “Credit Agreement”), by and among Three Lions, the guarantors named therein, SunTrust Bank, as lender, and SunTrust Bank, as administrative agent for the lender (“SunTrust”), and (ii) enter into a pledge agreement in favor of SunTrust pursuant to which such member agrees to pledge 100% of its membership interests, economic interests, and/or units in Three Lions as security for Three Lions’ obligations under the Credit Agreement. The Company is not a party to the Credit Agreement or named as a guarantor therein.

The First Amendment also provides that any interests and/or units in Three Lions transferred pursuant to any such pledge agreement shall not be subject to any rights of first refusal, co-sale rights or drag along rights of the other members set forth in the LLC Agreement, and that in the event SunTrust forecloses on any such interests or units, it will be admitted to Three Lions as a member and entitled to all voting and other rights as a member of Three Lions.

The First Amendment also amended Section 4.4.3 of the LLC Agreement, pursuant to which OA3 is obligated to make available to Three Lions, upon the request of its chief executive officer, a revolving loan facility in a principal amount not to exceed $6,000,000 on the terms set forth in the LLC Agreement (the “OA3 Loan Facility”). Pursuant to the First Amendment, Section 4.4.3 was amended to provide that Three Lions is only permitted to draw on the OA3 Loan Facility for the sole purpose of providing funding necessary for Three Lions to cure any defaults under the Credit Agreement, and that the OA3 Loan Facility shall be subordinate and junior in right of payment of the obligations under the Credit Agreement. OA3 is the managing member of Multi-Accounts, a California limited liability company, which is the general partner of Overseas Toys, L.P., a Delaware limited partnership that is the direct beneficial owner of 65,287,045 shares of the Company’s common stock, $0.01 par value per share, representing approximately 87.6% of the Company’s outstanding common stock. Ronald W. Burkle, an individual, controls OA3.

The foregoing description of the First Amendment is a summary and is qualified in its entirety by the terms of the First Amendment.

Pledge Agreement

On May 7, 2014, the Company also entered into a Pledge Agreement (the “Pledge Agreement”), by and between the Company and SunTrust. A copy of the Pledge Agreement is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

Pursuant to the Pledge Agreement, the Company pledged all of its equity interests in Three Lions (constituting 94.445% of the Investor Units (as defined in the LLC Agreement) of Three Lions) and any and all proceeds therefrom (the “Pledged Securities”), to SunTrust as security for Three Lions’ obligations under the Credit Agreement. Unless and until an event of default shall have occurred and be continuing under the Credit Agreement, the Company shall retain all voting rights, and rights to receive any cash dividends or distributions paid while no event of default is continuing, with respect to the Pledged Securities so long as such rights are exercised in a manner not inconsistent with the terms of the Pledge Agreement and the Credit Agreement. The Company’s pledge of the Pledged Securities under the Pledge Agreement shall terminate only upon the payment in full and termination of Three Lions’ obligations under the Credit Agreement. The Pledge Agreement expressly provides that SunTrust shall not have any claim, remedy or right to proceed against the Company for any deficiency in payment or performance of the obligations under the Credit Agreement, from any source other than the Pledged Securities pledged by the Pledge Agreement.

The foregoing description of the Pledge Agreement is a summary and is qualified in its entirety by the terms of the Pledge Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.01.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions, although some forward-looking statements are expressed differently. Forward-looking statements represent the Company’s management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statement other than statements of historical fact included in the Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s reports filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 2.1	First Amendment to Limited Liability Company Agreement of Three Lions Entertainment, LLC, dated May 7, 2014, by and among the Company, Richard Beckman, Joel Katz and OA3, LLC.

Exhibit 10.1	Pledge Agreement, dated May 7, 2014, between the Company and SunTrust Bank, as Administrative Agent for the lenders referred to therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMON WORLDWIDE, INC.

May 13, 2014	/s/ Anthony Espiritu
	Name:	Anthony Espiritu
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	First Amendment to Limited Liability Company Agreement of Three Lions Entertainment, LLC, dated May 7, 2014, by and among the Company, Richard Beckman, Joel Katz and OA3, LLC.

Exhibit 10.1	Pledge Agreement, dated May 7, 2014, between the Company and SunTrust Bank, as Administrative Agent for the lenders referred to therein.